Exhibit 10.3(b)


       Schedule of Warrant (refinancings after October 31, 2005) Issued by
               NCT Group, Inc. to Carole Salkind on April 7, 2006


                     Expiration                                      Shares
    Grant Date          Date             Exercise Price              Granted
    ----------          ----             --------------              -------
     04/07/06         04/07/11        Greater of: (i) $0.0025;       76,500,000
                                      or (ii) the par value of
                                      NCT Group, Inc.
                                      common stock on the
                                      date of exercise